As filed with the Securities and Exchange Commission on January 7, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 7, 2004


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18711                 13-3437739
-------------------------------    ----------------           -------------
(State or other jurisdiction of    (Commission File           (IRS Employer
     incorporation)                     Number)              Identification No.)


200 COTTONTAIL LANE, VANTAGE COURT SOUTH, SOMERSET, NJ             08873
------------------------------------------------------          ----------
                 (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (732) 868-3100
                                                           --------------

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On January 7, 2004, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the Second Amended Joint Plan of Liquidation (the "Plan") of Actrade Financial Technologies Ltd. (the "Company") and one of its direct U.S. subsidiaries, Actrade Capital Inc. (together with the Company, the "Debtors"), dated December 15, 2003, as amended, in connection with the Debtors' cases under chapter 11 of Title 11 of the United States Code (jointly administered under Case no. 02-16212 (ALG)). A copy of the Confirmation Order is filed as Exhibit
2.1 hereto and is incorporated by reference herein. A copy of the Plan, as filed with the Bankruptcy Court, was attached as Exhibit 2.1 to the Company's Form 8-K filed on December 16, 2003. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Plan.

The Effective Date of the Plan is expected to be January 8, 2004.

Further inquiries regarding the Plan or the Confirmation Order should be directed to:

                              Joseph M. Vann, Esq.
                       Cohen Tauber Spievack & Wagner LLP
                        420 Lexington Avenue, 24th Floor
                            New York, New York 10170


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                  2.1               Confirmation Order


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                                                                               3


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                   By:  /s/ John Fioretti
                                        ---------------------------------------
                                        Name:   John Fioretti
                                        Title:  Chief Restructuring Officer



Dated:   January 7, 2004


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                                                                               4


                                  EXHIBIT INDEX


EXHIBIT                    DESCRIPTION
-------                    -----------

2.1                        Confirmation Order